UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2009

OMNICOM GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

437 Madison Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As disclosed in Omnicom Group Inc.’s (“Omnicom”, “we” or “our”) Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”) as filed with the SEC on February 27, 2009, we adopted three new accounting standards effective January 1, 2009 that require retrospective application.

This Current Report on Form 8-K revises our consolidated financial statements at December 31, 2008 and 2007 and for each of the years in the three-year period ended December 31, 2008 and supersede the consolidated financial statements and notes thereto included in the 2008 10-K. The revisions relate to the retrospective adoption of three new accounting standards: Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51 (“SFAS 160”); FASB Staff Position (“FSP”) EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”); and, FSP APB 14-1, Accounting for Convertible Debt That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”).

SFAS 160 requires that noncontrolling (minority) interests be reported in our consolidated balance sheets within equity and separate from the parent’s equity. It requires that any increases or decreases in ownership interests in a subsidiary that do not result in a loss of control be accounted for as equity transactions and as a result, any difference between the amount by which the noncontrolling (minority) interest is adjusted and the fair value of the consideration paid or received, if any, would be recognized directly in equity attributable to the controlling interest. Further, SFAS 160 provides that our consolidated net income include amounts attributable to the noncontrolling interests. All other requirements of SFAS 160 will be applied prospectively. The financial statements included in this report are presented in accordance with SFAS 160 and all prior period information has been retrospectively reclassified. The adoption of SFAS 160 had no effect on our results of operations or financial condition.

FSP EITF 03-6-1 provides that all outstanding unvested share-based payments that contain rights to non-forfeitable dividends participate in the undistributed earnings with the common shareholders and are therefore participating securities. Companies with participating securities are required to apply the two-class method in calculating basic and diluted earnings per share. On adoption of FSP EITF 03-6-1, as required, we retrospectively restated basic and diluted Net Income per Common Share – Omnicom Group Inc. for each year presented.

FSP APB 14-1 provides that issuers of instruments that fall within its scope should separately account for the liability and equity components of those instruments by allocating the proceeds at the date of issuance of the instrument between the liability component and the embedded conversion option (the equity component) by first determining the carrying amount of the liability. Our outstanding Convertible Notes came under the scope of FSP APB 14-1 when they were amended in 2004. On adoption of FSP APB 14-1 we would have recorded additional interest expense, net of income taxes, in years 2004 and 2005 totalling $22.4 million and we recorded additional interest expense, net of income taxes, of $6.1 million in 2006. These amounts represent the fair value of embedded conversion options from the dates of amendment to the first put dates. Accordingly, because the income statements for 2004 and 2005 are not presented as part of these financial statements, as prescribed by FSP APB 14-1 we recorded a $22.4 million reduction to opening retained earnings at January 1, 2006 and an increase in additional paid-in capital of $28.5 million. For the year ended December 31, 2006, we recorded additional interest expense, net of income taxes, of $6.1 million representing additional interest expense.

The changes are summarized as follows:

     Item 8, Financial Statements and Supplementary Data, contains the following revisions:

  Consolidated Statements of Income: Presents a revised format containing revisions relating to the retrospective application of the presentation and disclosure provisions of SFAS 160. Adjusts 2006 interest expense and net income to reflect the retrospective adoption of FSP APB 14-1. Restates net income per common share – Omnicom Group Inc. for 2008, 2007 and 2006 to reflect the retrospective adoption of FSP EITF 03-6-1.

  Consolidated Balance Sheets: Contains the reclassification, as a result of the adoption of SFAS 160, of minority interests to noncontrolling interests within the equity section. Retained earnings as of December 31, 2008 and 2007 have been adjusted to reflect the retrospective adoption of FSP APB 14-1.

  Consolidated Statements of Equity: Gives effect to the inclusion of noncontrolling interests in accordance with the retrospective adoption of SFAS 160. Additional paid-in capital and retained earnings have been adjusted as of December 31, 2005 to reflect the retrospective adoption of FSP APB 14-1. Net income for 2006 has been adjusted to reflect the effect in 2006 of the retrospective adoption of FSP APB 14-1.

  Consolidated Statements of Cash Flows: As required by the retrospective adoption of SFAS 160, net income for 2008, 2007 and 2006 have been adjusted to include the income applicable to noncontrolling interests and, as such, there is no longer an adjustment for noncontrolling interests to reconcile net income to net cash provided by operating activities. 2006 net income and increases in operating capital reflect the effect of the retrospective adoption of FSP APB 14-1.

  Note 1, Summary of Significant Accounting Policies describes the background with respect to our adoption of SFAS 160, FSP EITF 03-6-1 and FSP APB 14-1.

  Note 3, Debt describes the impact of the adoption of FSP APB 14-1;

  Note 8, Income Taxes reflects the effect of the retrospective adoption of FSP APB 14-1 on the amounts presented for 2006.

  Note 10, Supplemental Financial Data includes the presentation of comprehensive income for 2008, 2007 and 2006 reflecting the retrospective adoption of SFAS 160.

  Quarterly Results of Operations (Unaudited) reflects revised financial statement captions as a result of the adoption of SFAS 160 and restates 2008 and 2007 to reflect the retrospective adoption of FSP EITF 03-6-1.

In addition, Exhibit 12.1 Computation of Ratio of Earnings to Fixed Charges was updated to reflect the retrospective adoption of FSP EITF 03-6-1 and FSP APB 14-1.

All other information in the 2008 10-K remains unchanged. This Current Report on Form 8-K does not reflect events or developments that occurred after February 27, 2009, and does not modify or update the disclosures therein in any way, other than as required to reflect the adoption of accounting standards as described above and set forth in the attached exhibits. This Current Report on Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 10-K other than to the extent that any changes impacting the results of operations reported therein are as reflected in this Current Report on Form 8-K. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 10-K and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 and any documents filed by us subsequent to February 27, 2009.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Annual Report on Form 10-K - Item 8, Financial Statements and Supplementary Data.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICOM GROUP INC.

By:	/s/ Philip J. Angelastro

	Name:	Philip J. Angelastro
	Title:	Senior Vice President Finance and Controller

Date: June 23, 2009

3

EXHIBIT INDEX

Exhibit Number	Description

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Annual Report on Form 10-K - Item 8, Financial Statements and Supplementary Data.

4